LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated March 8, 2021

to the Prospectus Dated December 23, 2020

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Power Income VIT Fund Class 2 (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Directors approved the liquidation of the Power Income VIT Fund Class 2. The Fund is expected to be liquidated on or about March 18, 2021 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

The Fund was closed to new investors as of August 1, 2017 and closed to all investors as of February 12, 2021.

Under Separate Account Investment Options, the following fund closed to all investors as of February 12, 2021.

Power Income VIT Fund Class 2

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following fund will close to all investors as of February 12, 2021.

Power Income VIT Fund Class 2	Seeks total return from income and capital appreciation with capital preservation as a secondary objective.	W.E. Donoghue & Co., LLC

A corresponding change is hereby made throughout the Prospectus and SAI.

The Principal Office address of Midland National® Life Insurance Company and the address for Sammons Financial Network®, LLC. are updated throughout as follows:

8300 Mills Civic Parkway

West Des Moines, IA 50266

Please note all inquiries, correspondence and premium payments should be sent to our Midland National® Life Insurance Company, Customer Service Center.

A corresponding address change for Midland National’s principal office is hereby made throughout the Prospectus and SAI.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.